Exhibit 99.(h)(1)(F)

AMENDMENT

To

Transfer Agency and Service Agreements

Between

State Street Bank and Trust Company

And

American Beacon Funds

American Beacon Select Funds

This Amendment is made as of this 8th day of May, 2017, by State Street Bank and Trust Company (the “Transfer Agent” or the “Bank”) and each of American Beacon Funds and American Beacon Select Funds (each a “Fund”, collectively the “Funds”). In accordance with Section 15 (Additional Funds) and Section 17 (Amendment) of the Transfer Agency and Service Agreements between American Beacon Funds and the Transfer Agent dated January 1, 1998, as amended and between American Beacon Select Funds and the Transfer Agent dated December 31, 1999, as amended (together, the “Agreements”), the parties desire to amend the Agreements as set forth herein.

NOW THEREFORE, the parties agree as follows:

1.	Schedule A. The current Schedule A to the Agreements is hereby replaced and superseded with the Schedule A attached hereto, effective as of May 8, 2017; and

2.	All defined terms and definitions in the Agreements shall be the same in this Amendment (the “Amendment”) except as specifically revised by this Amendment; and

3.	Except as specifically set forth in this Amendment, all other terms and conditions of the Agreements shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.

AMERICAN BEACON FUNDS AMERICAN BEACON SELECT FUNDS		STATE STREET BANK AND TRUST COMPANY

By:	/s/ Terri McKinney	By:	/s/ Andrew Erickson

Name:	Terri McKinney	Name:	Andrew Erickson

Title:	Vice President	Title:	Executive Vice President
As an Authorized Officer on behalf of each of the Funds indicated on Schedule A

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SCHEDULE A

Effective: May 8, 2017

AMERICAN BEACON FUNDS:

A Class

Acadian Emerging Markets Managed Volatility Fund - A Class

AHL Managed Futures Strategy Fund - A Class

Bahl & Gaynor Small Cap Growth Fund - A Class

Balanced Fund - A Class

Bridgeway Large Cap Growth Fund - A Class

Bridgeway Large Cap Value Fund - A Class

Crescent Short Duration High Income Fund - A Class

Flexible Bond Fund - A Class

GLG Total Return Fund - A Class

Global Evolution Frontier Markets Income Fund - A Class

Grosvenor Long/Short Fund - A Class

Holland Large Cap Growth Fund - A Class

International Equity Fund - A Class

Ionic Strategic Arbitrage Fund - A Class

Large Cap Value Fund - A Class

Mid-Cap Value Fund - A Class

SGA Global Growth Fund - A Class

SiM High Yield Opportunities Fund - A Class

Small Cap Value Fund - A Class

Sound Point Floating Rate Income Fund - A Class

Stephens Mid-Cap Growth Fund - A Class

Stephens Small Cap Growth Fund - A Class

The London Company Income Equity Fund - A Class

Zebra Small Cap Equity Fund - A Class

Advisor Class (formerly Service Class)

Balanced Fund - Advisor Class

International Equity Fund - Advisor Class

Large Cap Value Fund - Advisor Class

Mid-Cap Value Fund - Advisor Class

Small Cap Value Fund - Advisor Class

C Class

Acadian Emerging Markets Managed Volatility Fund - C Class

AHL Managed Futures Strategy Fund - C Class

Bahl & Gaynor Small Cap Growth Fund - C Class

Balanced Fund - C Class

Bridgeway Large Cap Growth Fund - C Class

Bridgeway Large Cap Value Fund - C Class

Crescent Short Duration High Income Fund - C Class

Flexible Bond Fund - C Class

GLG Total Return Fund - C Class

Global Evolution Frontier Markets Income Fund - C Class

Grosvenor Long/Short Fund - C Class

Holland Large Cap Growth Fund - C Class

International Equity Fund - C Class

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SCHEDULE A

Effective: May 8, 2017

C Class (continued)

Ionic Strategic Arbitrage Fund - C Class

Large Cap Value Fund - C Class

Mid-Cap Value Fund - C Class

SGA Global Growth Fund - C Class

SiM High Yield Opportunities Fund - C Class

Small Cap Value Fund - C Class

Sound Point Floating Rate Income Fund - C Class

Stephens Mid-Cap Growth Fund - C Class

Stephens Small Cap Growth Fund - C Class

The London Company Income Equity Fund - C Class

Zebra Small Cap Equity Fund - C Class

Institutional Class

Acadian Emerging Markets Managed Volatility Fund - Inst. Class

AHL Managed Futures Strategy Fund - Inst. Class

Alpha Quant Core Fund - Inst. Class

Alpha Quant Dividend Fund - Inst. Class

Alpha Quant Quality Fund - Inst. Class

Alpha Quant Value Fund - Inst. Class

ARK Transformational Innovation Fund - Inst. Class

Bahl & Gaynor Small Cap Growth Fund - Inst. Class

Balanced Fund - Inst. Class

Bridgeway Large Cap Growth Fund - Inst. Class

Bridgeway Large Cap Value Fund - Inst. Class

Crescent Short Duration High Income Fund - Inst. Class

Flexible Bond Fund - Inst. Class

Garcia Hamilton Quality Bond Fund - Inst. Class

GLG Total Return Fund - Inst. Class

Global Evolution Frontier Markets Income Fund - Inst. Class

Grosvenor Long/Short Fund - Inst. Class

Holland Large Cap Growth Fund - Inst. Class

International Equity Fund - Inst. Class

Ionic Strategic Arbitrage Fund - Inst. Class

Large Cap Value Fund - Inst. Class

Mid-Cap Value Fund - Inst. Class

Numeric Integrated Alpha Fund - Inst. Class

SGA Global Growth Fund - Inst. Class

SiM High Yield Opportunities Fund - Inst. Class

Small Cap Value Fund - Inst. Class

Sound Point Floating Rate Income Fund - Inst. Class

Stephens Mid-Cap Growth Fund - Inst. Class

Stephens Small Cap Growth Fund - Inst. Class

The London Company Income Equity Fund - Inst. Class

TwentyFour Strategic Income Fund - Inst. Class

Zebra Small Cap Equity Fund - Inst. Class

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SCHEDULE A

Effective: May 8, 2017

Investor Class (formerly PlanAhead Class)

Acadian Emerging Markets Managed Volatility Fund - Investor Class

AHL Managed Futures Strategy Fund - Investor Class

Alpha Quant Core Fund - Investor Class

Alpha Quant Dividend Fund - Investor Class

Alpha Quant Quality Fund - Investor Class

Alpha Quant Value Fund - Investor Class

ARK Transformational Innovation Fund - Investor Class

Bahl & Gaynor Small Cap Growth Fund - Investor Class

Balanced Fund - Investor Class

Bridgeway Large Cap Growth Fund - Investor Class

Bridgeway Large Cap Value Fund - Investor Class

Crescent Short Duration High Income Fund - Investor Class

Flexible Bond Fund - Investor Class

Garcia Hamilton Quality Bond Fund - Investor Class

GLG Total Return Fund - Investor Class

Global Evolution Frontier Markets Income Fund - Investor Class

Grosvenor Long/Short Fund - Investor Class

Holland Large Cap Growth Fund - Investor Class

International Equity Fund - Investor Class

Ionic Strategic Arbitrage Fund - Investor Class

Large Cap Value Fund - Investor Class

Mid-Cap Value Fund - Investor Class

Numeric Integrated Alpha Fund - Investor Class

SGA Global Growth Fund - Investor Class

SiM High Yield Opportunities Fund - Investor Class

Small Cap Value Fund - Investor Class

Sound Point Floating Rate Income Fund - Investor Class

Stephens Mid-Cap Growth Fund - Investor Class

Stephens Small Cap Growth Fund - Investor Class

The London Company Income Equity Fund - Investor Class

TwentyFour Strategic Income Fund - Investor Class

Zebra Small Cap Equity Fund - Investor Class

R6 CLASS

Bridgeway Large Cap Value Fund - R6 Class

International Equity Fund - R6 Class

Large Cap Value Fund - R6 Class

Small Cap Value Fund - R6 Class

SP Class

Sound Point Floating Rate Income Fund - SP Class

Ultra Class

GLG Total Return Fund - Ultra Class

IPM Systematic Macro Fund – Ultra Class*

Numeric Integrated Alpha Fund - Ultra Class

TwentyFour Strategic Income Fund - Ultra Class

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SCHEDULE A

Effective: May 8, 2017

Y Class

Acadian Emerging Markets Managed Volatility Fund - Y Class

AHL Managed Futures Strategy Fund - Y Class

Alpha Quant Core Fund - Y Class

Alpha Quant Dividend Fund - Y Class

Alpha Quant Quality Fund - Y Class

Alpha Quant Value Fund - Y Class

ARK Transformational Innovation Fund - Y Class

Bahl & Gaynor Small Cap Growth Fund - Y Class

Balanced Fund - Y Class

Bridgeway Large Cap Growth Fund - Y Class

Bridgeway Large Cap Value Fund - Y Class

Crescent Short Duration High Income Fund - Y Class

Flexible Bond Fund - Y Class

Garcia Hamilton Quality Bond Fund - Y Class

GLG Total Return Fund - Y Class

Global Evolution Frontier Markets Income Fund - Y Class

Grosvenor Long/Short Fund - Y Class

Holland Large Cap Growth Fund - Y Class

International Equity Fund - Y Class

Ionic Strategic Arbitrage Fund - Y Class

Large Cap Value Fund - Y Class

Mid-Cap Value Fund - Y Class

Numeric Integrated Alpha Fund - Y Class

SGA Global Growth Fund - Y Class

SiM High Yield Opportunities Fund - Y Class

Small Cap Value Fund - Y Class

Sound Point Floating Rate Income Fund - Y Class

Stephens Mid-Cap Growth Fund - Y Class

Stephens Small Cap Growth Fund - Y Class

The London Company Income Equity Fund - Y Class

TwentyFour Strategic Income Fund - Y Class

Zebra Small Cap Equity Fund - Y Class

AMERICAN BEACON SELECT FUNDS:

U.S. Government Money Market Select Fund

*Launching on or about May 19, 2017

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